Exhibit 10.1

Share Exchange AGREEMENT

THIS AGREEMENT is made effective as of the 20th day of October, 2017

AMONG:

SOLEI SYSTEMS, INC., a Florida corporation with an address at 206 N. Washington Street, Suite 100, Alexandria, VA 22314

(“Pubco”)

AND:

CLINICAL & HERBAL TECHNOLOGIES, INC., a Georgia corporation with an address at 206 N. Washington Street, Suite 100, Alexandria, VA 22314

(“Priveco”)

AND:

THE SELLING SHAREHOLDERS OF PRIVECO, a as listed on Schedule 1 attached hereto

(the “Selling Shareholders”)

WHEREAS:

A.	The Selling Shareholders are the registered and beneficial owner of all 8,751,000 of the issued and outstanding Shares of stock (the “Priveco Shares”) of Priveco;

B.	Pubco has agreed to issue 8,758,751,000 (the “Shares”) of its common stock as of the Closing Date (as defined below) to the Selling Shareholders, in a 1 for 1 share exchange, as consideration for the purchase by Pubco of all of the issued and outstanding Priveco Shares held by the Selling Shareholders (the “Transaction”); and

C.	Upon the terms and subject to the conditions set forth in this Agreement, the Selling Shareholders have agreed to sell all of the issued and outstanding Priveco Shares of Priveco held by the Selling Shareholders to Pubco in exchange for the Shares of Pubco.

D.	It is the intention of the parties that: (i) the Transaction shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Code”); and (ii) the issuance of the Shares shall be exempted from registration or qualification under the Securities Act; and

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THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1.	DEFINITIONS

1.1	Definitions. The following terms have the following meanings, unless the context indicates otherwise:

(a)	“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

(b)	“Closing” shall mean the completion of the Transaction, in accordance with Section 7 hereof, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

(c)	“Closing Date” shall mean a date mutually agreed upon by the parties hereto in writing and in accordance with Section 10.7 following the satisfaction or waiver by Pubco and Priveco of the conditions precedent set out in Sections 5.1 and 5.2 respectively;

(d)	“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

(e)	“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

(f)	“Liabilities” shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

(g)	“Priveco Accounting Date” shall mean June 30, 2017;

(h)	“Priveco Financial Statements” shall mean the balance sheet of Priveco as of June 30, 2017, together with related statements of income, cash flows, and changes in shareholder’s equity for the period ended June 30, 2017;

(i)	“Priveco Shares” shall mean One Hundred Percent (100%) of the 8,751,000 of stockof all classes of Priveco held by the Selling Shareholders, being all or One Hundred Percent (100%) of the issued and outstanding Stock of Priveco;

(j)	“Pubco Shares” shall mean the 8,751,000 fully paid and non-assessable common shares of Pubco to be issued to the Selling Shareholders by Pubco on the Closing.

(k)	“SEC” shall mean the Securities and Exchange Commission;

(l)	“Securities Act” shall mean the United States Securities Act of 1933, as amended; and

(m)	“Taxes” shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments.

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1.2	Schedules. The following schedules are attached to and form part of this Agreement:

Schedule 1	–	Selling Shareholders and Capital Structure Post Closing
Schedule 2	–	Certificate of U.S. Shareholder
Schedule 3	–	Directors and Officers of Priveco
Schedule 4	–	Directors and Officers of Pubco

1.3	Currency. All references to currency referred to in this Agreement are in United States Dollars (US$), unless expressly stated otherwise.

2.	THE OFFER, PURCHASE AND Sale of Shares

2.1	Offer, Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to Pubco, and Pubco hereby covenants and agrees to purchase from the Selling Shareholders all of the Priveco Shares held by the Selling Shareholders. In addition, all outstanding preferred stock in the Pubco shall be cancelled prior to Closing.

2.2	Consideration. As consideration for the sale of the Priveco Shares by the Selling Shareholders to Pubco, Pubco shall allot and issue the Pubco Shares to the Selling Shareholders in the amount set out opposite the Selling Shareholders’ name on Schedule 1.

2.3	Restricted Securities. The Selling Shareholders acknowledge and agree that the Pubco Shares are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act. As required by applicable securities law, the Selling Shareholders agrees to abide by all applicable resale restrictions and holding periods imposed by all applicable securities legislation. All certificates representing the Pubco Shares issued on Closing will be endorsed with the following legend:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

2.4	Fractional Shares/Warrants. Notwithstanding any other provision of this Agreement, no certificate for fractional shares or warrants of the Pubco Securities will be issued in the Transaction. In lieu of any such fractional shares or warrants the Selling Shareholders would otherwise be entitled to receive upon surrender of certificates representing the Priveco Shares for exchange pursuant to this Agreement, the Selling Shareholders will be entitled to have such fraction rounded up to the nearest whole number of Pubco Shares and will receive from Pubco a stock certificate representing same.

2.5	Closing Date. The Closing shall take place, subject to the terms and conditions of this Agreement, on the Closing Date.

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3.	REPRESENTATIONS AND WARRANTIES OF Priveco AND THE SELLING SHAREHOLDERS

Priveco and the Selling Shareholders, jointly and severally, represent and warrant to Pubco, and acknowledge that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

3.1	Organization and Good Standing. Priveco, and all of its subsidiary companies, are all duly organized, validly existing and in good standing under the laws of Georgia and Priveco has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Priveco is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Priveco owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Priveco taken as a whole.

3.2	Authority. Priveco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Priveco Documents”) to be signed by Priveco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Priveco Documents by Priveco and the consummation of the transactions contemplated hereby have been duly authorized by THE SELLING SHAREHOLDERS OF PRIVECO. No other corporate or shareholder proceedings on the part of Priveco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Priveco Documents when executed and delivered by Priveco as contemplated by this Agreement will be, duly executed and delivered by Priveco and this Agreement is, and the other Priveco Documents when executed and delivered by Priveco as contemplated hereby will be, valid and binding obligations of Priveco enforceable in accordance with their respective terms except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)	as limited by public policy.

3.3	Capitalization of Priveco. The entire authorized capital stock and other equity securities of Priveco consists of Shares of stock with no par value per share, 8,751,000 Shares, or 100% of which are owned by THE SELLING SHAREHOLDERS OF PRIVECO, which is in turn 100% owned by its sole shareholder, Priveco. All of the issued and outstanding Priveco Shares have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of the State of Georgia. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Priveco to issue any additional Priveco Shares, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Priveco any Priveco Shares. There are no agreements purporting to restrict the transfer of the Priveco Shares, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the Priveco Shares.

3.4	Title and Authority of Selling Shareholders. The Selling Shareholders is and will be as of the Closing, the registered and beneficial owner of and will have good and marketable title to all of the Priveco Shares held by it and will hold such free and clear of all liens, charges and encumbrances whatsoever; and such Priveco Shares held by such Selling Shareholders has been duly and validly issued and are fully paid and non-assessable. The Selling Shareholders has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the registered, legal and beneficial title and ownership of the Priveco LLC Interest held by it.

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3.5	Holders of Priveco Shares. Schedule 1 contains a true and complete list of the holders of all issued and outstanding Priveco Shares including each holder’s name, address and number of Priveco Shares held. THE SELLING SHAREHOLDERS OF PRIVECO are the sole holders of all of the securities in Clinical & Herbal Technologies, Inc..

3.6	Directors and Officers of Priveco. The duly elected or appointed directors and the duly appointed officers of Priveco are as set out in Schedule 3. Charles O Scott is the sole officer and/or director of Clinical & Herbal Technologies, Inc. and serves as Chairman and CEO.

3.7	Corporate Records of Priveco. The corporate records of Priveco, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Priveco is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Priveco.

3.8	Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)	conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Priveco or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Priveco or any of its subsidiaries, or any of their respective material property or assets;

(b)	violate any provision of the organizational documents of Priveco, any of its subsidiaries or any applicable laws; or

(c)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Priveco, any of its subsidiaries or any of their respective material property or assets.

3.9	Actions and Proceedings. To the best knowledge of Priveco, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Priveco, any of its subsidiaries or which involves any of the business, or the properties or assets of Priveco or any of its subsidiaries that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Priveco and its subsidiaries taken as a whole (a “Priveco Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Priveco Material Adverse Effect.

3.10	Compliance.

(a)	To the best knowledge of Priveco, Priveco and each of its subsidiaries is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Priveco and its subsidiaries;

(b)	To the best knowledge of Priveco, neither Priveco nor any of its subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Priveco Material Adverse Effect;

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(c)	Each of Priveco and its subsidiaries has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Priveco, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

(d)	Each of Priveco and its subsidiaries has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Neither Priveco nor any of its subsidiaries has received any notice of any violation thereof, nor is Priveco aware of any valid basis therefore.

3.11	Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Priveco or any of its subsidiaries of the Transaction contemplated by this Agreement or to enable Pubco to continue to conduct Priveco’s business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.12	Absence of Undisclosed Liabilities. Neither Priveco nor any of its subsidiaries has any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $5,000, which:

(a)	will not be set forth in the Priveco Financial Statements or have not heretofore been paid or discharged;

(b)	did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Pubco; or

(c)	have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Priveco Financial Statements

3.13	Tax Matters.

(a)	As of the date hereof, Priveco and its subsidiaries has not filed any tax returns;

(b)	each of Priveco and its subsidiaries has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof;

(c)	neither Priveco nor any of its subsidiaries is presently under or has received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

(d)	all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

(e)	to the best knowledge of Priveco, the Priveco Financial Statements will contain full provision for all Taxes including any deferred Taxes that may be assessed to Priveco or its subsidiaries for the accounting period ended on the Priveco Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Priveco Accounting Date or for any profit earned by Priveco on or prior to the Priveco Accounting Date or for which Priveco is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Priveco Financial Statements.

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3.14	Absence of Changes. Since the Priveco Accounting Date, neither Priveco nor any of its subsidiaries has:

(a)	incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)	sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;

(c)	created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Priveco or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)	made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)	declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)	suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g)	suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h)	received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)	made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $15,000;

(j)	other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k)	entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l)	agreed, whether in writing or orally, to do any of the foregoing.

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3.15	Absence of Certain Changes or Events. Since the Priveco Accounting Date, there will have not been:

(a)	a Priveco Material Adverse Effect; or

(b)	any material change by Priveco in its accounting methods, principles or practices.

3.16	Subsidiaries. Priveco does not have any subsidiaries or agreements of any nature to acquire any subsidiary.

3.17	Certain Transactions. Neither Priveco nor any of its subsidiaries is a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.18	Completeness of Disclosure. No representation or warranty by Priveco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pubco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

4.	REPRESENTATIONS AND WARRANTIES OF Pubco

Pubco represents and warrants to Priveco and the Selling Shareholders and acknowledges that Priveco and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Priveco or the Selling Shareholders, as follows:

4.1	Organization and Good Standing. Pubco is duly incorporated, organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Pubco is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Pubco.

4.2	Authority. Pubco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Pubco Documents”) to be signed by Pubco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Pubco Documents by Pubco and the consummation by Pubco of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Pubco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Pubco Documents when executed and delivered by Pubco as contemplated by this Agreement will be, duly executed and delivered by Pubco and this Agreement is, and the other Pubco Documents when executed and delivered by Pubco, as contemplated hereby will be, valid and binding obligations of Pubco enforceable in accordance with their respective terms, except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)	as limited by public policy.

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4.3	Capitalization. The entire authorized capital stock and other equity securities of Pubco consists of 300,000,000 shares of common stock and 50,000 shares of Preferred stock, each with a par value of $0.001 (the “Pubco Common Stock”). All of the issued and outstanding shares of Pubco Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as contemplated by this Agreement, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Pubco to issue any additional shares of Pubco Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Pubco any shares of Pubco Common Stock as of the date of this Agreement. There are no agreements purporting to restrict the transfer of the Pubco Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Pubco Common Stock. Notwithstanding the foregoing, per Schedule 5, and the Share Transfer Agreement attached hereto as Schedule 6, Selling Shareholders acknowledges and agrees not to reverse split Pubco’s stock for a minimum of Six (6) months following the Closing date.

4.4	Directors and Officers of Pubco. The duly elected or appointed directors and the duly appointed officers of Pubco are as listed on Schedule 4.

4.5	Corporate Records of Pubco. The corporate records of Pubco, as required to be maintained by it pursuant to the laws of the State of Florida, are accurate, complete and current in all material respects, and the minute book of Pubco is, in all material respects, correct and contains all material records required by the law of the State of Florida in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Pubco.

4.6	Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)	conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Pubco under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Pubco or any of its material property or assets;

(b)	violate any provision of the applicable incorporation or charter documents of Pubco; or

(c)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pubco or any of its material property or assets.

4.7	Validity of Pubco Common Stock Issuable upon the Transaction. The Pubco Shares to be issued to the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

4.8	Actions and Proceedings. To the best knowledge of Pubco, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Pubco, threatened against Pubco which involves any of the business, or the properties or assets of Pubco that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Pubco taken as a whole (a “Pubco Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Pubco Material Adverse Effect.

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4.9	Compliance.

(a)	To the best knowledge of Pubco, Pubco is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Pubco;

(b)	To the best knowledge of Pubco, Pubco is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Pubco Material Adverse Effect;

(c)	Pubco has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Pubco, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

(d)	Pubco has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Pubco has not received any notice of any violation thereof, nor is Pubco aware of any valid basis therefore.

4.10	Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Pubco of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.11	Absence of Undisclosed Liabilities. Pubco has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a)	did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Priveco; or

(b)	have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business.

4.12	Tax Matters.

(a)	As of the date hereof:

(i)	Pubco has incurred losses and as such has not been required to file, nor has it filed income tax returns for an unknown period prior to the date hereof, and

(ii)	all Quarterly Reports and Annual Reports showing Pubco’s balance sheets, profit & loss statements and cash flow statements on OTCMarkets.com are true and correct in all material respects;

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(b)	Pubco has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and Pubco hereby indemnifies Priveco from any liability whatsoever associated with any unpaid taxes owed by Pubco. Pubco acknowledges that Priveco will be relying on the information in Pubco’s OTCMarkets filings, and Pubco affirms that such information is true and correct;

(c)	Pubco is not presently under and has not received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof; and

(d)	All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency. Pubco currently has no employees.

4.13	Absence of Changes. Except as contemplated in this Agreement, Pubco has not:

(a)	incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)	sold, encumbered, assigned or transferred any material fixed assets or properties;

(c)	created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Pubco to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)	made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)	declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)	suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g)	suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h)	received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)	made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000;

(j)	other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

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(k)	entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l)	agreed, whether in writing or orally, to do any of the foregoing.

4.14	Absence of Certain Changes or Events. There has not been:

(a)	a Pubco Material Adverse Effect; or

(b)	any material change by Pubco in its accounting methods, principles or practices.

4.15	Subsidiaries. Except as disclosed in this Agreement, Pubco does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

4.16	Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Pubco.

4.17	Employees and Consultants. Pubco does not have any employees or consultants.

4.18	Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Pubco is a party except as disclosed in writing to Priveco.

4.19	No Brokers. Pubco has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

4.20	Completeness of Disclosure. No representation or warranty by Pubco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Priveco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

5.	CLOSING CONDITIONS

5.1	Conditions Precedent to Closing by Pubco. The obligation of Pubco to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 10.7. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Pubco and may be waived by Pubco in its sole discretion.

(a)	Representations and Warranties. The representations and warranties of Priveco and the Selling Shareholders set forth in this Agreement shall be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Priveco shall have delivered to Pubco a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Priveco in this Agreement are true and correct.

(b)	Performance. All of the covenants and obligations that Priveco and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing shall have been performed and complied with in all material respects.

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(c)	Transaction Documents. This Agreement, the Priveco Documents, the Priveco Financial Statements and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Pubco, shall have been executed and delivered to Pubco.

(d)	No Material Adverse Change. No Priveco Material Adverse Effect will have occurred since the date of this Agreement.

(e)	No Action. No suit, action, or proceeding will be pending or threatened which would:

(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or

(ii)	cause the Transaction to be rescinded following consummation.

(f)	Outstanding Shares. Priveco shall have no more than 1,000 Priveco Shares issued and outstanding on the Closing Date.

(g)	Due Diligence Generally. Pubco and its counsel shall be reasonably satisfied with their due diligence investigation of Priveco that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction.

5.2	Conditions Precedent to Closing by Priveco. The obligation of Priveco and the Selling Shareholders to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 10.7. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Priveco and the Selling Shareholders and may be waived by Priveco and the Selling Shareholders in their discretion.

(a)	Representations and Warranties. The representations and warranties of Pubco set forth in this Agreement shall be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Pubco will have delivered to Priveco a certificate dated the Closing Date, to the effect that the representations and warranties made by Pubco in this Agreement are true and correct.

(b)	Performance. All of the covenants and obligations that Pubco are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Pubco must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c)	Transaction Documents. This Agreement, the Pubco Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Priveco, will have been executed and delivered by Pubco.

(d)	There shall not be any outstanding obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due) of the Pubco, whether or not known to the Pubco, as of the Closing.

(e)	No Material Adverse Change. No Pubco Material Adverse Effect will have occurred since the date of this Agreement.

(f)	No Action. No suit, action, investigation, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would:

(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or

(ii)	cause the Transaction to be rescinded following consummation.

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(g)	Outstanding Shares. On the Closing Date, including the Pubco Shares issuable to the Selling Shareholders, Pubco shall have no more than ______________________ of the 300,000,000 authorized common shares issued and outstanding in the capital of Pubco. This number of issued and outstanding shares is shown on Schedule 1.

(h)	Due Diligence. Priveco and the Selling Shareholders shall have completed their legal, accounting and business due diligence of the Pubco and the results thereof shall be satisfactory to the Priveco and the Selling Shareholders in their sole and absolute discretion.

(i)	Other Items.

(i)	Priveco and the Selling Shareholders shall have received a stockholder list of Pubco containing the name, address, and number of shares held by each Pubco stockholder as of the Closing Date certified by an officer of Pubco as being true, complete and accurate.

(ii)	Priveco and the Selling Shareholders shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as Priveco and the Selling Shareholders may reasonably request.

(iii)	Pubco shall have caused all debt on its balance sheet to have been paid in full and/or released as certified by an officer of Pubco as being true, complete and accurate.

6.	ADDITIONAL COVENANTS OF THE PARTIES

6.1	Notification of Financial Liabilities. Priveco and Pubco will immediately notify the other in accordance with Section 10.7 hereof, if either party receives any advice or notification from its independent certified public accounts that the other party has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of such party, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

6.2	Access and Investigation. Between the date of this Agreement and the Closing Date, Priveco, on the one hand, and Pubco, on the other hand, will cause each of their respective representatives to:

(a)	afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

(b)	furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

(c)	furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

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Confidentiality. All information regarding the business of Priveco including, without limitation, financial information that Priveco provides to Pubco during Pubco’s due diligence investigation of Priveco will be kept in strict confidence by Pubco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Pubco or disclosed to any third party (other than Pubco’s professional accounting and legal advisors) without the prior written consent of Priveco. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Priveco, Pubco will immediately return to Priveco (or as directed by Priveco) any information received regarding Priveco’s business. Likewise, all information regarding the business of Pubco including, without limitation, financial information that Pubco provides to Priveco during its due diligence investigation of Pubco will be kept in strict confidence by Priveco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Priveco or disclosed to any third party (other than Priveco’s professional accounting and legal advisors) without Pubco’s prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Pubco, Priveco will immediately return to Pubco (or as directed by Pubco) any information received regarding Pubco’s business.

6.3	Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

6.4	Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Priveco and Pubco will not, directly or indirectly, solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Priveco or Pubco, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

6.5	Conduct of Priveco and Pubco Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Pubco otherwise consents in writing, Priveco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that Priveco otherwise consents in writing, Pubco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

6.6	Certain Acts Prohibited – Priveco. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, Priveco will not, without the prior written consent of Pubco:

(a)	amend its Certificate of Organization, Articles of Organization or other formation documents;

(b)	incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Priveco except in the ordinary course of business;

(c)	dispose of or contract to dispose of any Priveco property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

(d)	issue, deliver, sell, pledge or otherwise encumber or subject to any lien any Priveco Shares, or any rights, warrants or options to acquire, any such Units;

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6.7	Certain Acts Prohibited - Pubco. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Pubco will not, without the prior written consent of Priveco:

(a)	incur any liability or obligation or encumber or permit the encumbrance of any properties or assets of Pubco except in the ordinary course of business consistent with past practice;

(b)	dispose of or contract to dispose of any Pubco property or assets except in the ordinary course of business consistent with past practice;

(c)	declare, set aside or pay any dividends on, or make any other distributions in respect of the Pubco Common Stock; or

(d)	materially increase benefits or compensation expenses of Pubco, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount to any such person.

6.8	Public Announcements. Notwithstanding the provisions in Section 6.2 above, Pubco and Priveco each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement.

6.9	Pubco Directors and Officers. The current director of Pubco shall appoint certain officers from Priveco as officers of Pubco on the Closing Date. In addition, the current director of Pubco shall resign from all officer and director positions and the Pubco’s board of directors shall be authorized to consist of two individuals, each of whom shall have been designated by Priveco immediately prior to the Closing Date. The names of the directors and officers after the Closing is set forth on Schedule 4.

6.10	No Consolidations. For a period of Six (6) months from the Closing Date, Selling Shareholders and Pubco agree not to undertake any consolidations, or reverse splits, of Pubco Common Stock unless approved in writing by all parties to this Agreement, as further detailed in Schedules 5 and 6 attached hereto.

7.	CLOSING

7.1	Closing. The Closing shall take place on the Closing Date remotely, via email, as agreed to by the parties and each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Priveco and Pubco, provided such undertakings are satisfactory to each party’s respective legal counsel.

7.2	Closing Deliveries of Priveco and the Selling Shareholders. At Closing, Priveco and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Pubco:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Priveco, and where appropriate, each of its subsidiaries and/or the Selling Shareholders evidencing approval of this Agreement and the Transaction;

(b)	if the Selling Shareholders appoints any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Shareholders, a valid and binding power of attorney or equivalent from such Selling Shareholders;

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(c)	share certificates, if issued, representing the Priveco Shares and the stock or Shareholdership interest in each of Priveco’s subsidiaries;

(d)	all certificates and other documents required by Section 5.1 of this Agreement;

(e)	the Priveco Documents and any other necessary documents, each duly executed by Priveco, as required to give effect to the Transaction; and

(f)	copies of all agreements and arrangements required by Section 6.11 of this Agreement.

7.3	Closing Deliveries of Pubco. At Closing, Pubco will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Priveco:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Pubco evidencing approval of this Agreement and the Transaction;

(b)	all certificates and other documents required by Section 5.2 of this Agreement;

(c)	all certificates, stock powers, and other documents required for the cancellation or consolidation of a sufficient amount of Pubco common shares to comply with Section 5.2(h) herein;

(d)	resolutions and resignations required to effect the changes in directors and officers stipulated by Section 6.10 of this Agreement;

(e)	the Pubco Documents and any other necessary documents, each duly executed by Pubco, as required to give effect to the Transaction.

7.4	Delivery of Financial Statements. Prior to the Closing Date, Priveco shall have delivered to Pubco the Priveco Financial Statements, for the period ending June 30, 2017.

7.5	Additional Closing Delivery of Pubco. At Closing, Pubco shall deliver or cause to be delivered to Selling Shareholders the share certificates representing the Pubco Shares.

8.	TERMINATION

8.1	Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a)	mutual agreement of Pubco and Priveco;

(b)	Pubco, if there has been a material breach by Priveco or the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Priveco or the Selling Shareholders that is not cured, to the reasonable satisfaction of Pubco, within ten business days after notice of such breach is given (except that no cure period will be provided for a breach by Priveco or the Selling Shareholders that by its nature cannot be cured);

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(c)	Priveco,

(i)	if there has been a material breach by Pubco of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Pubco that is not cured by the breaching party, to the reasonable satisfaction of Priveco, within ten business days after notice of such breach is given (except that no cure period will be provided for a breach by Pubco that by its nature cannot be cured); or

(ii)	if Priveco determines after completion of its due diligence pursuant to Paragraph 5.2(i) that it no longer desires to proceed with the Transaction, provided however, that Priveco provides such notice of its desire to terminate this Agreement within 30 days of the date of this Agreement;

(d)	Pubco or Priveco, if the Transaction is not closed by September 30, 2017, unless the parties hereto agree to extend such date in writing; or

(e)	Pubco or Priveco if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

8.2	Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

9.	INDEMNIFICATION, REMEDIES, SURVIVAL

9.1	Certain Definitions. For the purposes of this Section 9, the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Pubco or Priveco including damages for lost profits or lost business opportunities.

9.2	Agreement of Priveco to Indemnify. Priveco will indemnify, defend, and hold harmless, to the full extent of the law, Pubco and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pubco and its shareholders by reason of, resulting from, based upon or arising out of:

(a)	the breach by Priveco of any representation or warranty of Priveco contained in or made pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)	the breach or partial breach by Priveco of any covenant or agreement of Priveco made in or pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement.

9.3	Agreement of the Selling Shareholders to Indemnify. The Selling Shareholders will indemnify, defend, and hold harmless, to the full extent of the law, Pubco and its officers, directors, advisors and shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pubco and its shareholders by reason of, resulting from, based upon or arising out of:

(a)	any breach by the Priveco of Section 2.2 of this Agreement; or

(b)	any misstatement, misrepresentation or breach of the representations and warranties made by the Priveco contained in or made pursuant to the Certificate executed by the Priveco or its nominee as part of the share exchange procedure of this Agreement.

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9.4	Agreement of Pubco to Indemnify. Pubco will indemnify, defend, and hold harmless, to the full extent of the law, Priveco its officers, directors and advisors, and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Priveco and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

(a)	the breach by Pubco of any representation or warranty of Pubco contained in or made pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)	the breach or partial breach by Pubco of any covenant or agreement of Pubco made in or pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement.

10.	MISCELLANEOUS PROVISIONS

10.1	Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.

10.2	Further Assurances. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

10.3	Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

10.4	Expenses. Each party will bear their own respective costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including the legal fees, all fees and expenses of agents, representatives and accountants, and other costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby.

10.5	SEC Documents. From and after the Closing Date, in the event the SEC notifies Pubco of its intent to review any Public Report filed prior to the Closing Date or Pubco receives any oral or written comments from the SEC with respect to any Public Report filed prior to the Closing Date, Pubco shall promptly notify the prior Pubco CEO, Charles O. Scott, and he shall reasonably cooperate with Pubco in responding to any such oral or written comments.

10.6	Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

10.7	Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses (or at such other address for a party as will be specified by like notice) on the first page of this Agreement.

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All such notices and other communications will be deemed to have been received:

(a)	in the case of personal delivery, on the date of such delivery;

(b)	in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(c)	in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(d)	in the case of mailing, on the fifth business day following mailing.

10.8	Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

10.9	Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

10.10	Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

10.11	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein.

10.12	Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

10.13	Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

10.14	Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

10.15	Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

10.16	Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

10.17	Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

[REMAINDER INTENTIONALLY BLANK. SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SOLEI SYSTEMS, INC.

By: /s/ Charles O. Scott

Authorized Signatory

Name: Charles O. Scott

Title: Chief Executive Officer

CLINICAL & HERBAL TECHNOLOGIES, INC.

By: /s/ Charles O. Scott

Authorized Signatory

Name: Charles O. Scott

Title: Chief Executive Officer

SELLING SHAREHOLDERS:

THE SELLING SHAREHOLDERS OF PRIVECO

/s/ Charles O. Scott

Charles O. Scott

Majority Shareholder (52.5%)

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Schedule 1

TO THE SHARE EXCHANGE AGREEMENT AMONG SOLEI SYSTEMS, INC, CLINICAL & HERBAL TECHNOLOGIES, INC. AND THE SELLING SHAREHOLDERS AS SET OUT IN THE
SHARE EXCHANGE AGREEMENT

THE SELLING SHAREHOLDERS

AND

CAPITAL STRUCTURE POST-CLOSING

Name	Total Number of Pubco Shares to be issued by Pubco on Closing	Total Number of Shares in Pubco Post-Closing	Approximate Percentage Ownership in Pubco Post-Closing
Selling Shareholders of Clinical & Herbal Technologies, Inc.	8,751,000	8,751,000	7.5%
Claire Clay	250,000	250,000	0.2%
Dain Weiner	250,000	250,000	0.2%
Daphne Mathews	250,000	250,000	0.2%
Edward Martin	50,000	50,000
Elna Loma	250,000	250,000	0.2%
Eugene Mabane, Jr.	250,000	250,000	0.2%
Ian Cooke	300,000	300,000	0.2%
John Henry	250,000	250,000	0.2%
John Richards	250,000	250,000	0.2%
Keith Mathews	200,000	200,000	0.17%
Pecandra Pinckney	250,000	250,000	0.2%
Sandra Weldon	1000	1000	0.001%
Charles O Scott	6,200,000	61,200,000	52.5%
Original Shareholders in Pubco	0	116,410,890
Total	______________________	______________________	100%

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SCHEDULE 2

TO THE SHARE EXCHANGE AGREEMENT AMONG

SOLEI SYSTEMS, INC.,

CLINICAL & HERBAL TECHNOLOGIES, INC. AND

THE SELLING SHAREHOLDERS AS SET OUT IN THE
SHARE EXCHANGE AGREEMENT

CERTIFICATE OF U.S. SHAREHOLDER

In connection with the issuance of common stock ("Pubco Common Stock") of Solei Systems, Inc., a company incorporated pursuant to the laws of the State of Florida (“Pubco”), to the undersigned, pursuant to that certain Share Exchange Agreement dated October 20th, 2017 (the “Agreement”), among Solei Systems, Inc. (“Pubco”) and CLINICAL & HERBAL TECHNOLOGIES, INC., (“Priveco”) and THE SELLING SHAREHOLDERS OF PRIVECO as set out in the Agreement ( “Selling Shareholders”), the undersigned hereby agrees, acknowledges, represents and warrants that:

1.       Acquired Entirely for Own Account.

The undersigned represents and warrants that he, she or it is acquiring the Pubco Common Stock solely for the undersigned’s own account for investment and not with a view to or for sale or distribution of the Pubco Common Stock or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Pubco Common Stock or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the Pubco Common Stock that he, she or it is acquiring is being acquired for, and will be held for, the undersigned’s account only, and neither in whole nor in part for any other person or entity.

2.       Information Concerning Pubco.

The undersigned acknowledges that he, she or it has received all such information as the undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Pubco Common Stock. The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of Pubco in response to all inquiries in respect thereof.

3.       Economic Risk and Suitability.

The undersigned represents and warrants as follows:

(a)	the undersigned realizes that the Pubco Common Stock involves a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the undersigned’s financial condition, to hold the Pubco Common Stock for an indefinite period of time;

(b)	the undersigned recognizes that there is no assurance of future profitable operations and that investment in Pubco involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the Pubco Common Stock;

(c)	the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned’s professional legal, tax and financial advisors the suitability of an investment in Pubco for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned’s advisors have determined that the Pubco Common Stock is a suitable investment for the undersigned;

(d)	the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the Pubco Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Pubco Common Stock;

(e)	the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the Pubco Common Stock, or has a pre-existing personal or business relationship with Pubco or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of Pubco or such other person;

(f)	if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the Pubco Common Stock (or all of its equity owners are "accredited investors" as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

(g)	the undersigned understands that neither Pubco nor any of its officers or directors has any obligation to register the Pubco Common Stock under any federal or other applicable securities act or law;

(h)	the undersigned has relied solely upon the advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the Pubco Common Stock and acknowledges that no representations or agreements other than those set forth in the Share Exchange Agreement have been made to the undersigned in respect thereto;

(i)	all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the Pubco Common Stock, he, she or it will immediately provide such information to Pubco;

(j)	the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the Pubco Common Stock; and

(k)	the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.

4.       Restricted Securities.

The undersigned acknowledges that Pubco has hereby disclosed to the undersigned in writing:

(a)	the Pubco Common Stock that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b)	Pubco will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5.       Legends.

The undersigned agrees that the Pubco Common Stock will bear the following legends:

"THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN EACH CASE AFTER PROVIDING EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

6.       Understandings.

The undersigned understands, acknowledges and agrees that:

(a)	no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Pubco Common Stock;

(b)	this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

(c)	the Pubco Common Stock are "restricted securities" in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the Pubco Common Stock. It is understood that in order not to jeopardize this offering’s exempt status under Section 4(a)(2) of the Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

(d)	the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the Pubco Common Stock is acquired as if made on and as of such date; and

(e)	THE PUBCO COMMON STOCK MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN WITNESS WHEREOF, I have executed this Certificate.

THE SELLING SHAREHOLDERS OF PRIVECO

/s/ Charles O. Scott	Date: Oct 20, 2017
Signature

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Schedule 3

TO THE SHARE EXCHANGE AGREEMENT AMONG SOLEI SYSTEMS, INC., CLINICAL & HERBAL TECHNOLOGIES, INC. AND THE SELLING SHAREHOLDERS AS SET FORTH IN THE
SHARE EXCHANGE AGREEMENT

DIRECTORS AND OFFICERS OF PRIVECO

Charles O. Scott

Joshua M. Flood

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Schedule 4

TO THE SHARE EXCHANGE AGREEMENT AMONG SOLEI SYSTEMS, INC., CLINICAL & HERBAL TECHNOLOGIES, INC. AND THE SELLING SHAREHOLDERS AS SET OUT IN THE
SHARE EXCHANGE AGREEMENT

DIRECTORS AND OFFICERS OF PUBCO

Prior to Closing:

Charles O. Scott, Chairman, CEO

Joshua M. Flood, President

After Closing:

Charles O. Scott, Chairman, CEO

Joshua M. Flood, President

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